Exhibit 10.2

Execution Version

THIRD AMENDMENT

TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

August 10, 2016

among

MURPHY OIL CORPORATION,

CANAM OFFSHORE LIMITED,

and

MURPHY OIL COMPANY LTD.,

as Borrowers

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “Third Amendment”) dated as of August 10, 2016 is among MURPHY OIL CORPORATION, a Delaware corporation (the “Company”), CANAM OFFSHORE LIMITED, a Bahamian corporation (“Canam”), MURPHY OIL COMPANY LTD., a Canadian corporation (“MOCL” and, together with the Company and Canam, the “Borrowers”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Existing Credit Agreement referred to below (collectively, the “Lenders”), issuing bank (in such capacity, together with its successors in such capacity, the “Existing Issuing Bank”) swingline lender (in such capacity, together with its successors in such capacity, the “Existing Swingline Lender”); and the undersigned Lenders.

R E C I T A L S

A. The Borrowers, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of June 14, 2011 (as amended by that certain Commitment Increase and Maturity Extension Agreement dated as of May 23, 2013 and that certain Second Amendment dated as of August 2, 2013, the “Existing Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Company has invited each Existing Lender (as defined below) to extend revolving commitments pursuant to the terms and conditions set forth in the New Credit Agreement (as defined below). Any Existing Lender that agrees to participate as a lender in the New Credit Agreement pursuant to this Third Amendment and identified as such on its signature page hereto is referred to herein as an “Extending Lender”.

C. The Company desires to enter into the New Credit Agreement (as defined below) evidencing a senior credit facility in an aggregate principal amount of $1,200,000,000 (the credit facility evidenced by the New Credit Agreement and the other New Loan Documents described below, the “New Credit Facility”).

D. On the New Facility Availability Date (as defined below), the Borrowers desire to permanently reduce to zero and terminate the Existing Commitment (as defined below) of each Existing Lender that elects to become an Extending Lender.

E. The Borrowers have requested and the Existing Required Lenders (as defined below) have agreed to amend certain provisions of the Existing Credit Agreement as set forth herein.

F. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement (as amended hereby). Unless otherwise indicated, all references to Sections and Articles in this Third Amendment refer to Sections and Articles of the Existing Credit Agreement. In addition, (a) terms defined in the introductory paragraph hereto have the meanings set forth therein and (b) as used in this Third Amendment, the following defined terms have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement, as amended by this Third Amendment.

“Existing Commitment” means, with respect to any Existing Lender, the “Commitment” of such Existing Lender under the Existing Credit Agreement immediately prior to the New Facility Availability Date.

“Existing Credit Agreement” has the meaning set forth in Recital A of this Third Amendment.

“Existing Issuing Bank Resignation” has the meaning set forth in Section 3(e)(i) of this Third Amendment.

“Existing LC Rollover” has the meaning set forth in Section 3(b) of this Third Amendment.

“Existing Lender” means any Lender party to the Existing Credit Agreement immediately prior to the New Facility Availability Date.

“Existing Letters of Credit” has the meaning set forth in Section 3(b) of this Third Amendment.

“Existing Outstanding Obligations” means all outstanding Obligations under and as defined in the Existing Credit Agreement immediately prior to the New Facility Availability Date (including, without limitation, any fees owing to the Existing Issuing Bank and the Lenders in respect of Existing Letters of Credit no longer outstanding under the Existing Credit Agreement pursuant to the Existing LC Rollover).

“Existing Required Lenders” means the “Required Lenders” under and as defined in the Existing Credit Agreement, as determined on the Signing Date.

“Existing Swingline Lender Resignation” has the meaning set forth in Section 3(e)(ii) of this Third Amendment.

“Extending Lender” has the meaning set forth in Recital B of this Third Amendment.

“New Credit Facility” has the meaning set forth in Recital C of this Third Amendment.

“New Facility Availability Date” has the meaning set forth in Section 5 of this Third Amendment.

“New Loans” means the “Loans” under and as defined in the New Credit Agreement.

“Non-Extending Lender” means any Existing Lender that is not an Extending Lender.

“Signing Date” has the meaning set forth in Section 4 of this Third Amendment.

Section 2. Agreements as of the Signing Date. Subject to the conditions set forth in Section 4 of this Third Amendment, effective as of the Signing Date, the Borrowers, the Administrative Agent, the Existing Issuing Bank, the Existing Swing Line Lender and the Existing Required Lenders agree as follows:

2.1 Consent to New Credit Facility. Notwithstanding anything to the contrary in the Existing Credit Agreement, the Existing Required Lenders hereby consent to the New Credit Facility, including the execution and delivery of the New Credit Agreement and the other New Loan Documents by the “Loan Parties” under and as defined in the New Credit Agreement, and the incurrence of the Indebtedness and Guarantees thereunder and from and after March 31, 2017, the Liens (if any) securing the “Obligations” under and as defined in the New Credit Agreement.

2.2 Amendments to Section 1.01. The following definitions are hereby added to Section 1.01 where alphabetically appropriate to read as follows:

“BNP LC Facility” means that certain Uncommitted Facility Letter and Supplement between BNP Paribas and the Company dated as of December 4, 2013 (as amended prior to the date hereof), but without giving effect to any extension, amendment, refinancing or other modification thereto or any increase in the principal amount thereof from or after the Third Amendment Signing Date.

“New Credit Agreement” means that certain Credit Agreement, dated as of August 10, 2016, by and among the Company, Murphy Exploration & Production Company International, a Delaware corporation, and MOCL, as the borrowers thereunder, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent thereunder.

“New Loan Documents” means the “Loan Documents” under and as defined in the New Credit Agreement.

“Third Amendment Signing Date” means August 10, 2016.

2.3 Amendments to Section 6.02. Section 6.02 is hereby amended by deleting “and” at the end of subsection (g), deleting the period at the end of subsection (h) and replacing it with “; and”, and adding a new subsection (i) to read as follows:

(i) from and after March 31, 2017, Liens (if any) securing (a) the “Obligations” under and as defined in the New Credit Agreement and (b) obligations under the BNP LC Facility to the extent required pursuant to the terms thereof; provided that the aggregate amount of Indebtedness under the BNP LC Facility secured by any such Lien shall not exceed the amount that would have been secured as if such Liens existed on the Third Amendment Signing Date (assuming that the maximum availability thereunder is fully utilized on the Third Amendment Signing Date).

2.4 Amendment to Section 6.06. Section 6.06 is hereby amended by adding the following proviso at the end thereof:

; provided further that, notwithstanding anything herein to the contrary, (A) the terms and conditions contained in the New Credit Agreement and the other New Loan Documents shall not be subject to this Section 6.06 and (B) the restrictions contained in this Section 6.06 shall not apply to the restrictions and conditions set forth in the supplemental indenture described in the Preliminary Prospectus Supplement of the Company dated August 10, 2016 and filed with the SEC as Registration No. 333-207463 (such supplemental indenture, the “2016 Indenture”), or any other indenture or agreement governing Indebtedness that is not more restrictive than the 2016 Indenture.

2.5 Amendments to Article IX.

(a) The second paragraph of Article IX is hereby amended by adding the following sentence at the end thereof to read as follows:

In addition to and not in limitation of the foregoing, each Borrower and each Lender acknowledges that the Administrative Agent is or may be an agent, arranger and/or lender under the New Credit Agreement and other New Loan Documents, other loans or other securities and waives any existing or future conflicts of interest associated with its role hereunder and in such other transactions.

(b) The last sentence of the sixth paragraph of Article IX is hereby amended and restated in its entirety to read as follows:

After the Administrative Agent’s resignation hereunder, the provisions of this Article IX and Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while it was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under any agreement or instrument contemplated hereby, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

(c) Article IX is hereby amended by adding the following new paragraph after the sixth paragraph therein:

Notwithstanding the foregoing, if no successor Administrative Agent has been appointed (and accepted such appointment) pursuant to the previous paragraph by the date that is 30 days after the resigning Administrative Agent gives notice of its resignation, then the Administrative Agent’s resignation shall nevertheless become effective on such date. At such time, (a) the Required Lenders shall be vested with all of the rights of, and perform all the duties of, the Administrative Agent hereunder until such time, if any, as a successor Administrative Agent has been appointed as provided above and (b) the Borrowers shall make all payments in respect of the Loans or any fees or other amounts under this Agreement to, and deliver all notices and other communications directly to, each of the Lenders individually, and shall for all other purposes deal directly with the Lenders.

(d) Amendments to Section 10.03.

(i) Section 10.03(a) is hereby amended by adding the following sentence at the end thereof to read as follows:

For the avoidance of doubt, if at any time there is no Administrative Agent serving hereunder, references in this Section 10.03(a) to “Administrative Agent” shall be deemed to be references to “Required Lenders”.

(ii) Section 10.03(b) is hereby amended by adding the following phrase prior to the period at the end thereof: “as determined by a court of competent jurisdiction by final and non-appealable judgment”.

2.6 Amendment to Section 10.12. Section 10.12 is hereby amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, the Administrative Agent shall be permitted to disclose all Information and any other information, notices, reports or other communications received from any Person pursuant to this Agreement to the agents, arrangers and lenders under the New Credit Agreement.

2.7 Acknowledgements. Each party hereto hereby acknowledges and agrees as follows:

(a) The amendments to the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any Existing Outstanding Obligations accrued or otherwise owing under the Existing Credit Agreement and the other Loan Documents that have not been paid, it being understood that such obligations will continue to be evidenced as and constitute “Obligations” under and as defined in the Amended Credit Agreement and the Loan Documents payable in accordance with the terms thereof, to the extent not otherwise repaid in accordance with the terms hereof.

(b) The Existing LC Rollover shall occur on the New Facility Availability Date and any notice or other requirement under or pursuant to the Existing Credit Agreement in respect of the Existing LC Rollover is hereby waived.

(c) The Existing Issuing Bank Resignation (as defined below) and the Existing Swing Line Lender Resignation (as defined below) may each occur on the New Facility Availability Date and any notice or other requirement under or pursuant to the Existing Credit Agreement in respect of the Existing Issuing Bank Resignation or the Existing Swing Line Lender Resignation is hereby waived.

Section 3. New Facility Availability Date Agreements. Subject to the conditions set forth in Section 5 of this Third Amendment, effective as of the New Facility Availability Date, the Borrowers, the Administrative Agent, the Existing Issuing Bank, the Existing Swing Line Lender and the Existing Required Lenders agree as follows:

(a) Amendment to Schedule 2.01. Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.01.

(b) Assignment of Existing Letters of Credit. The Letters of Credit issued and outstanding under the Amended Credit Agreement and described on Annex I hereto (the “Existing Letters of Credit”) shall be deemed to be issued under the New Credit Agreement on the New Facility Availability Date and shall no longer constitute Letters of Credit under the Amended Credit Agreement (the “Existing LC Rollover”).

(c) Extending Lenders. Each Existing Lender identified as an Extending Lender on its signature page hereto hereby acknowledges and agrees that such Lender has made an election to be, and shall, effective immediately on the New Facility Availability Date, (i) become an “Extending Lender” hereunder and (ii) (A) have its Existing Commitment reduced to zero and terminated, (B) no longer be a party to the Amended Credit Agreement or have any obligations under or in respect of the Amended Credit Agreement (provided that any indemnities or other contingent obligations owing to any Extending Lender pursuant to the Amended Credit Agreement shall survive) and (C) become a “Lender” under and as defined in the New Credit Agreement, with all the rights and obligations of a “Lender” thereunder, with respect to and to the extent of its “Commitments” under and as defined in the New Credit Agreement.

(d) Non-Extending Lenders. Each Non-Extending Lender shall continue to be a “Lender” under and as defined in the Amended Credit Agreement, with all the rights and obligations of a Lender thereunder, with respect to and to the extent of its “Commitment” under and as defined in the Amended Credit Agreement. Schedule 2.01 hereto reflects the “Commitment” of each “Lender” (each as defined in the Amended Credit Agreement) under the Amended Credit Agreement.

(e) Resignation.

(i) The Existing Issuing Bank hereby resigns as an “Issuing Bank” under the Amended Credit Agreement, the “LC Issuance Limit” in respect of the Existing Issuing Bank under the Amended Credit Agreement is hereby terminated and reduced to zero, and the Existing Issuing Bank shall not have any further obligations in respect of Letters of Credit under the Amended Credit Facility (provided that any indemnities or other contingent obligations owing to the Existing Issuing Bank pursuant to the Amended Credit Agreement shall survive) (collectively, the “Existing Issuing Bank Resignation”); and

(ii) the Existing Swingline Lender hereby resigns as a “Swingline Lender” under the Amended Credit Agreement, the Swingline Loan commitment pursuant to Section 2.04(a) of the Amended Credit Agreement is hereby terminated and reduced to zero, and the Existing Swingline Lender shall have no further obligations in respect of Swing Line Loans under the Amended Credit Facility (provided that any indemnities or other contingent obligations owing to the Existing Swingline Lender pursuant to the Amended Credit Agreement shall survive) (the “Existing Swingline Lender Resignation”).

Section 4. Conditions Precedent to Signing Date. This Third Amendment (other than Section 3) shall become effective on the date on which each of the following conditions is satisfied (the “Signing Date”):

4.1 The Administrative Agent shall have received from the Borrowers, the Existing Required Lenders, the Extending Lenders, the Existing Issuing Bank and the Existing Swingline Lender, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

4.2 The “Effective Date” under and as defined in the New Credit Agreement shall have occurred.

4.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare the occurrence of the Signing Date when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Existing Required Lenders pursuant to Section 10.02(b) of the Existing Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to this Third Amendment for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Existing Required Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Existing Required Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Signing Date specifying its objection thereto.

Section 5. Conditions Precedent to New Facility Availability Date. Section 3 of this Third Amendment shall become effective on the date on which each of the following conditions is satisfied (the “New Facility Availability Date”):

5.1 The Signing Date shall have occurred.

5.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Third Amendment on or prior to the New Facility Availability Date (including fees and expenses of counsel to the Administrative Agent).

5.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

5.4 The representations and warranties set forth in Section 7.2(d)(i) of this Third Amendment shall be true and correct on the New Facility Availability Date.

5.5 The “Availability Date” under and as defined in the New Credit Agreement shall have occurred, which New Credit Agreement shall permit the Existing LC Rollover such that the Existing Letters of Credit shall be deemed to be “Letters of Credit” issued under and as defined in the New Credit Agreement.

5.6 After giving effect to the Existing LC Rollover, the aggregate Credit Exposure under the Amended Credit Agreement shall be equal to zero.

The Administrative Agent is hereby authorized and directed to declare the occurrence of the New Facility Availability Date when it has received documents confirming compliance with the conditions set forth in this Section 5 or the waiver of such conditions as agreed to by the Existing Required Lenders pursuant to Section 10.02(b) of the Existing Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to this Third Amendment for all purposes. For purposes of determining compliance with the conditions specified in this Section 5, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed New Facility Availability Date specifying its objection thereto.

Section 6. Post-Effective Date Agreement.

6.1 Fifth Third Bank has informed the Borrowers, the Administrative Agent and the Existing Required Lenders that it desires to participate as a lender in the New Credit Agreement on or after the New Facility Availability Date. The Borrowers, the Administrative Agent and the Existing Required

Lenders hereby agree that, effective as of the Fifth Third Assignment Date (as defined below), Fifth Third Bank, as a Lender under the Amended Credit Agreement shall (i) have its Commitment reduced to zero and terminated, (ii) no longer be a party to the Amended Credit Agreement or have any obligations under or in respect of the Amended Credit Agreement (provided that any indemnities or other contingent obligations owing to it pursuant to the Amended Credit Agreement shall survive) and (iii) become a “Lender” under and as defined in the New Credit Agreement, with all the rights and obligations of a “Lender” thereunder, with respect to and to the extent of its “Commitments” under and as defined in the New Credit Agreement. This Section 6.1 is referred to as the “Fifth Third Exit”.

6.2 The Fifth Third Exit shall become effective on the date on which each of the following conditions is satisfied (such date, the “Fifth Third Assignment Date”):

(a) The New Facility Availability Date shall have occurred (or shall occur simultaneously with the Fifth Third Exit).

(b) The Administrative Agent shall have received a duly executed assignment and assumption agreement, pursuant to which Fifth Third Bank acquires a “Commitment” under and as defined in the New Credit Agreement.

The Administrative Agent is hereby authorized and directed to declare the occurrence of the Fifth Third Assignment Date when it has received documents confirming compliance with the conditions set forth in this Section 6.2. Such declaration shall be final, conclusive and binding upon all parties to this Third Amendment for all purposes. The Administrative Agent shall promptly notify the Lenders of the Fifth Third Assignment Date, and the Administrative Agent may furnish to the Lenders an amended and restated Schedule 2.01 to the Amended Credit Agreement reflecting the Commitments of the Lenders after giving effect to the Fifth Third Exit, which amended and restated Schedule 2.01 shall amend, restate and supersede in its entirety Schedule 2.01 as it may exist at such time.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Existing Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

7.2 Ratification and Affirmation; Representations and Warranties. Each Borrower hereby: (a) acknowledges the terms of this Third Amendment; (b) acknowledges, ratifies and affirms its obligations and continued liability under, the Existing Credit Agreement and agrees that the Existing Credit Agreement remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Existing Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement” as used in the other Loan Documents shall mean the Amended Credit Agreement and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in the Existing Credit Agreement are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

7.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE EXISTING CREDIT AGREEMENT OR THIS THIRD AMENDMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE EXISTING CREDIT AGREEMENT OR THIS THIRD AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE EXISTING CREDIT AGREEMENT OR THIS THIRD AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

MURPHY OIL CORPORATION

By:	/s/ John B. Gardner
Name:	John B. Gardner
Title:	Vice President and Treasurer

CANAM OFFSHORE LIMITED

By:	/s/ John B. Gardner
Name:	John B. Gardner
Title:	Vice President and Treasurer

MURPHY OIL COMPANY LTD.

By:	/s/ John B. Gardner
Name:	John B. Gardner
Title:	Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Existing Swingline Lender, Existing Issuing Bank, Existing Lender and Extending Lender

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as an Existing Lender and as an Extending Lender

By:	/s/ Ken Phelan
Name:	Ken Phelan
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Existing Lender and as an Extending Lender

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

DNB CAPITAL LLC, as an Existing Lender and as an Extending Lender

By:	/s/ Sybille Andaur
Name:	Sybille Andaur
Title:	First Vice President

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

BNP PARIBAS, as an Existing Lender and as an Extending Lender

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Vice President

By:	/s/ Gregoire Poussard
Name:	Gregoire Poussard
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Existing Lender and as an Extending Lender

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

REGIONS BANK, as an Existing Lender and as an Extending Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

BANCORPSOUTH BANK, as an Existing Lender and as an Extending Lender

By:	/s/ Ronald L. Hendrix
Name:	Ronald L. Hendrix
Title:	Executive Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION, as an Existing Lender and as an Extending Lender

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

WHITNEY BANK, as an Existing Lender and as an Extending Lender

By:	/s/ Elder Gwin
Name:	Elder Gwin
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

COMERICA BANK, as an Existing Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT]

SCHEDULE 2.01

COMMITMENTS AS OF THE NEW FACILITY AVAILABILITY DATE

Lender	Amount of Commitment	Applicable Percentage
Royal Bank of Canada	$190,000,000	30.158730159%
US Bank National Association	$120,000,000	19.047619048%
Canadian Imperial Bank of Commerce	$95,000,000	15.079365079%
Fifth Third Bank	$75,000,000	11.904761905%
Australia and New Zealand Banking Group Limited	$50,000,000	7.936507937%
PNC Bank, National Association	$50,000,000	7.936507937%
Comerica Bank	$25,000,000	3.968253968%
Bank Hapoalim BM – New York	$25,000,000	3.968253968%

TOTAL:	$630,000,000	100%

ANNEX I

EXISTING LETTERS OF CREDIT

Issuing Bank	LC No.	Issue Date	Expiration Date	Face Amount	Accrual	Beneficiary	Applicant
J.P. Morgan Chase	TFTS-988779	03/30/2016	03/31/2017	$88,477,075.00	No	Enbridge G&P Canada Ltd.	Murphy Oil Company Ltd.